SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2011, Fairmount Bancorp, Inc. (“Fairmount”) the holding company for Fairmount Bank, issued a joint press release announcing that Fairmount has reached a definitive agreement with Fullerton Federal Savings Association, also located in Baltimore County, Maryland (“Fullerton”), for Fairmount to acquire Fullerton in a conversion merger transaction. That release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 99.1 Press release dated May 12, 2011, announcing that Fairmount and Fullerton have reached a definitive agreement for Fairmount to acquire Fullerton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

DATE: May 12, 2011	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated May 12, 2011, announcing that Fairmount and Fullerton have reached a definitive agreement for Fairmount to acquire Fullerton.